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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           ---------------------------


         Date of Report (Date of earliest event reported): May 31, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




            Delaware               1-12387               76-0515284
(State or other jurisdiction of  (Commission         (I.R.S. Employer of
 incorporation or organization)  File Number)  Incorporation Identification No.)



     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS             60045
       (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01    OTHER EVENTS

     On May 31, 2006, Tenneco Inc. announced that it is expanding its North American emission control engineering center in Grass Lake, Michigan. The expansion is described in more detail in the company's press release, dated May 31, 2006, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------

99.1               Press release issued May 31, 2006


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date:  May 31, 2006                          By:  /s/ Timothy R. Donovan
                                                  ------------------------------
                                                  Timothy R. Donovan
                                                  Executive Vice President and
                                                  General Counsel